UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 26, 2015

Medtronic, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	1-7707	41-0793183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 Medtronic Parkway Minneapolis, Minnesota	55432
(Address of principal executive offices)	(Zip Code)

(763) 514-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

On January 26, 2015, pursuant to the transaction agreement, dated as of June 15, 2014, among Medtronic, Inc., a Minnesota corporation (“Medtronic”), Covidien public limited company, an Irish public limited company (“Covidien”), Kalani I Limited (now known as Medtronic plc, a public limited company organized under the laws of Ireland (“New Medtronic”)), Makani II Limited, a private limited company organized under the laws of Ireland and a wholly owned subsidiary of New Medtronic (“IrSub”), Aviation Acquisition Co., Inc., a Minnesota corporation (“U.S. AcquisitionCo”), and Aviation Merger Sub, LLC, a Minnesota limited liability company and a wholly owned subsidiary of U.S. AcquisitionCo (“MergerSub”) (the “Transaction Agreement”), (a) New Medtronic and IrSub acquired Covidien (the “Acquisition”) pursuant to a scheme of arrangement (the “Scheme”) under Section 201, and a capital reduction under Sections 72 and 74, of the Irish Companies Act of 1963 and (b) MergerSub merged with and into Medtronic, with Medtronic as the surviving corporation in the merger (the “Merger” and, together with the Acquisition, the “Transactions”). Following the consummation of the Transactions, each of Medtronic and Covidien became subsidiaries of New Medtronic.

This Current Report on Form 8-K should be read in conjunction with the other Current Report on Form 8-K filed by Medtronic on January 26, 2015.

Item 1.01.	Entry into a Material Definitive Agreement.

First Supplemental Indenture to the 2005 Medtronic Indenture (as defined below)

On January 26, 2015, New Medtronic, Medtronic, Medtronic Global Holdings S.C.A., an entity organized under the laws of Luxembourg (“Medtronic Luxco”), and Wells Fargo Bank, National Association, as trustee (“Wells Fargo”), entered into a first supplemental indenture (the “First Supplemental Indenture to the 2005 Medtronic Indenture”), supplementing the Indenture, dated as of September 15, 2005 (the “2005 Medtronic Base Indenture” and, together with the First Supplemental Indenture to the 2005 Medtronic Indenture, the “2005 Medtronic Indenture”). Pursuant to the First Supplemental Indenture to the 2005 Medtronic Indenture, New Medtronic and Medtronic Luxco have provided a full and unconditional guarantee of Medtronic’s obligations under its 4.750% Senior Notes due 2015 (the “2005 Medtronic Indenture Notes”). The First Supplemental Indenture to the 2005 Medtronic Indenture is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

Seventh Supplemental Indenture to the 2009 Medtronic Indenture (as defined below)

On January 26, 2015, New Medtronic, Medtronic, Medtronic Luxco and Wells Fargo, as trustee, entered into a seventh supplemental indenture (the “Seventh Supplemental Indenture to the 2009 Medtronic Indenture”), supplementing the Indenture, dated as of March 12, 2009 (the “2009 Medtronic Base Indenture”), as supplemented by the first supplemental indenture, dated as of March 12, 2009 (the “First Supplemental Indenture to the 2009 Medtronic Indenture”), the second supplemental indenture, dated as of March 16, 2010 (the “Second Supplemental Indenture to the 2009 Medtronic Indenture”), the third supplemental indenture, dated as of March 15, 2011 (the “Third Supplemental Indenture to the 2009 Medtronic Indenture”), the fourth supplemental indenture, dated as of March 19, 2012 (the “Fourth Supplemental Indenture to the 2009 Medtronic Indenture”), the fifth supplemental indenture, dated as of March 26, 2013 (the “Fifth Supplemental Indenture to the 2009 Medtronic Indenture”), and the sixth supplemental indenture, dated as of February 27, 2014 (the “Sixth Supplemental Indenture to the 2009 Medtronic Indenture”), in each case between Medtronic and Wells Fargo, as trustee (the Base Indenture, together with the First Supplemental Indenture to the 2009 Medtronic Indenture, the Second Supplemental Indenture to the 2009 Medtronic Indenture, the Third Supplemental Indenture to the 2009 Medtronic Indenture, the Fourth Supplemental Indenture to the 2009 Medtronic Indenture, the Fifth Supplemental Indenture to the 2009 Medtronic Indenture and the Sixth Supplemental Indenture to the 2009 Medtronic Indenture, the “2009 Medtronic Indenture”).

Pursuant to the Seventh Supplemental Indenture to the 2009 Medtronic Indenture, New Medtronic and Medtronic Luxco have provided a full and unconditional guarantee of Medtronic’s obligations under its 5.60% notes due 2019, 6.50% notes due 2039, 3.000% notes due 2015, 4.450% notes due 2020, 5.550% notes due 2040, 2.625% notes due 2016, 4.125% notes due 2021, 3.125% notes due 2022, 4.500% notes due 2042, 1.375% notes due 2018, 2.750% notes due 2023, 4.000% notes due 2043, floating rate notes due 2017, 0.875% notes due 2017, 3.625% notes due 2024 and 4.625% notes due 2044 (collectively, the “2009 Medtronic Indenture Notes”). The Seventh Supplemental Indenture to the 2009 Indenture is filed as Exhibit 4.2 to this Current Report and is incorporated herein by reference.

Second Supplemental Indenture to 2014 Medtronic Indenture and Third Supplemental Indenture to 2014 Medtronic Indenture (each as defined below)

On January 26, 2015, New Medtronic and Wells Fargo, as trustee, entered into a supplemental indenture (the “Second Supplemental Indenture to the 2014 Medtronic Indenture”) and Medtronic Luxco and Wells Fargo, as trustee, entered into a supplemental indenture (the “Third Supplemental Indenture to the 2014 Medtronic Indenture”), in each case supplementing the Indenture, dated as of December 10, 2014, between Medtronic and Wells Fargo, as trustee (the “2014 Medtronic Base Indenture”), and the first supplemental indenture, dated as of December 10, 2014, between Medtronic and Wells Fargo, as trustee (the “First Supplemental Indenture to the 2014 Medtronic Indenture” and, together with the 2014 Medtronic Base Indenture, the “2014 Medtronic Indenture”).

Pursuant to the Second Supplemental Indenture to the 2014 Medtronic Indenture and the Third Supplemental Indenture to the 2014 Medtronic Indenture, New Medtronic and Medtronic Luxco, respectively, have each provided a full and unconditional guarantee of Medtronic’s obligations under its floating rate senior notes due 2020, 1.500% senior notes due 2018, 2.500% senior notes due 2020, 3.150% senior notes due 2022, 3.500% senior notes due 2025, 4.375% senior notes due 2035 and 4.625% senior notes due 2045 (collectively, the “2014 Medtronic Indenture Notes”). The Second Supplemental Indenture to the 2014 Indenture and the Third Supplemental Indenture to the 2014 Indenture are filed as Exhibits 4.3 and 4.4, respectively, to this Current Report and are incorporated herein by reference.

Registration Rights Agreement Joinder

On January 26, 2015, New Medtronic and Medtronic Luxco entered into a joinder agreement (“Registration Rights Agreement Joinder”) to the Registration Rights Agreement, dated as of December 10, 2014 (the “Registration Rights Agreement”), by and among Medtronic and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives (the “Representatives”) of the several initial purchasers of the 2014 Medtronic Indenture Notes. The Registration Rights Agreement provides holders of the 2014 Medtronic Indenture Notes with certain rights relating to registration of such notes under the Securities Act. Under the Registration Rights Agreement Joinder, New Medtronic and Medtronic Luxco became parties to the Registration Rights Agreement. The Registration Rights Agreement Joinder is filed as Exhibit 4.5 to this Current Report and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note are incorporated herein by reference.

Pursuant to the terms of the Transaction Agreement, each Covidien ordinary share issued and outstanding immediately prior to the effectiveness of the Scheme, other than certain Covidien ordinary shares held by nominees of New Medtronic and/or IrSub and Covidien ordinary shares held by Covidien or any of its subsidiaries, was converted into the right to receive $35.19 in cash and 0.956 of a newly issued New Medtronic ordinary share (the “Scheme Consideration”), and each share of Medtronic common stock (the “Medtronic Common Shares”) issued and outstanding immediately prior to the effectiveness of the Merger, other than Medtronic Common Shares held by Medtronic, was converted into the right to receive one New Medtronic ordinary share. Former holders of Covidien ordinary shares and Medtronic Common Shares will receive cash in lieu of any fractional New Medtronic ordinary shares.

The issuance of New Medtronic ordinary shares in connection with the Transactions was registered under the Securities Act of 1933, as amended, pursuant to New Medtronic’s registration statement on Form S-4 (File No. 333- 197406) (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on November 20, 2014. The definitive joint proxy statement/prospectus of Medtronic and Covidien, dated November 20, 2014, that forms a part of the Registration Statement (“the Joint Proxy Statement/Prospectus”) contains additional information about the Transactions and the other transactions contemplated by the Transaction Agreement, including a description of the treatment of equity awards and information concerning the interests of directors, executive officers and affiliates of Medtronic and Covidien in the Transactions.

Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New Medtronic is the successor issuer to Medtronic and to Covidien, New Medtronic’s ordinary shares are deemed to be registered under Section 12(b) of the Exchange Act, and New Medtronic is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. New Medtronic’s ordinary shares were approved for listing on the New York Stock Exchange (“NYSE”) and will trade under the symbol “MDT.”

Prior to the Transactions, the Medtronic Common Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. The Medtronic Common Shares will be suspended from trading on the NYSE prior to the open of trading on January 27, 2015. Medtronic expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the Medtronic Common Shares under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act in February or March 2015.

The foregoing description of the Transaction Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement filed as Annex A of the Joint Proxy Statement/Prospectus and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

On January 26, 2015, Medtronic borrowed $3.0 billion for a term of three years under that certain Senior Unsecured Term Loan Credit Agreement (the “Term Loan Credit Agreement”), among Medtronic, New Medtronic, Medtronic Luxco, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent, to finance, in part, the cash component of the Scheme Consideration and certain transaction expenses. New Medtronic and Medtronic Luxco have guaranteed the obligations of Medtronic under the Term Loan Credit Agreement. For more information regarding the Term Loan Credit Agreement, see the Current Report on Form 8-K filed by Medtronic on November 10, 2014 and the exhibits thereto, which are incorporated herein by reference.

On January 26, 2015, Medtronic amended and restated its existing $2.25 billion five-year senior unsecured revolving credit facility and entered into the Amended and Restated Credit Agreement ($3,500,000,000 Five Year Revolving Credit Facility) dated as of January 26, 2015 (the “Amended and Restated Revolving Credit Agreement”), by and among Medtronic, New Medtronic, Medtronic Luxco, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent and issuing bank. Under the Amended and Restated Revolving Credit Agreement, the lenders party thereto will provide Medtronic and Medtronic Luxco with unsecured revolving credit commitments in an aggregate principal amount of up to $3.5 billion. Medtronic and Medtronic Luxco will be co-borrowers under the Amended and Restated Revolving Credit Agreement, and each of Medtronic, Medtronic Luxco and New Medtronic will also guarantee the obligations of the co-borrowers under the Amended and Restated Revolving Credit Agreement. For more information regarding the Amended and Restated Revolving Credit Agreement, see the Current Report on Form 8-K filed by Medtronic on November 10, 2014 and the exhibits thereto, which are incorporated herein by reference. The Amended and Restated Revolving Credit Agreement is filed within Exhibit 10.1 to this Current Report and is incorporated herein by reference.

The information set forth in Item 1.01 of this Current Report on Form 8-K (other than the information set forth under the heading “Registration Rights Agreement Joinder”) is incorporated by reference into this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Transactions, the Medtronic Common Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE under the symbol “MDT.” As a result of the Transactions, each Medtronic Common Share issued and outstanding immediately prior to the effectiveness of the Merger, other than Medtronic Common Shares held by Medtronic, was cancelled and automatically converted into the right to receive one New Medtronic ordinary share. Medtronic has requested that the NYSE file a Form 25 to withdraw the Medtronic Common Shares from listing and terminate the registration of the Medtronic Common Shares under Section 12(b) of the Exchange Act. Prior to the open of trading on the NYSE on January 27, 2015, trading in the Medtronic Common Shares will be suspended by the NYSE. Medtronic currently intends to file a Form 15 with the SEC to terminate the registration of the Medtronic Common Shares under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act in February 2015 or March 2015.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to the Rights of Security Holders.

In connection with the Transactions, on January 26, 2015, each Medtronic Common Share issued and outstanding immediately prior to the effectiveness of the Merger, other than Medtronic Common Shares held by Medtronic, was converted into the right to receive one New Medtronic ordinary share. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 8.01.	Other Events.

On January 26, 2015, Medtronic Luxco entered into various agreements pursuant to which Medtronic Luxco may issue unsecured commercial paper notes (the “Commercial Paper Program”) on a private placement basis up to a maximum aggregate amount outstanding at any time of $3.5 billion. New Medtronic and Medtronic have guaranteed the obligations of Medtronic Luxco under the Commercial Paper Program. No amounts were outstanding under the Commercial Paper Program as of January 26, 2015. In connection with entry into the Commercial Paper Program, Medtronic expects to terminate its existing commercial paper program.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

2.1	Transaction Agreement, dated as of June 15, 2014, among Medtronic, Inc., Covidien plc, Medtronic plc (formerly known as Kalani I Limited), Makani II Limited, Aviation Acquisition Co., Inc., and Aviation Merger Sub, LLC (incorporated by reference to Annex A of the Joint Proxy Statement/Prospectus of Medtronic, Inc. and Covidien plc filed on November 20, 2014).

4.1	First Supplemental Indenture, dated as of January 26, 2015, by and among Medtronic plc, Medtronic, Inc., Medtronic Global Holdings S.C.A. and Wells Fargo Bank, National Association, as trustee.*

4.2	Seventh Supplemental Indenture, dated as of January 26, 2015, by and among Medtronic plc, Medtronic, Inc., Medtronic Global Holdings S.C.A. and Wells Fargo Bank, National Association, as trustee.*

4.3	Second Supplemental Indenture, dated as of January 26, 2015, by and among Medtronic plc and Wells Fargo Bank, National Association, as trustee.*

4.4	Third Supplemental Indenture, dated as of January 26, 2015, by and among Medtronic Global Holdings S.C.A. and Wells Fargo Bank, National Association, as trustee.*

4.5	Joinder Agreement to the Registration Rights Agreement, dated as of January 26, 2015, by and among Medtronic plc and Medtronic Global Holdings S.C.A.*

10.1	Amendment and Restatement Agreement, dated as of November 7, 2014, by and among Medtronic, Inc., Medtronic plc (formerly known as Medtronic Holdings Limited), Medtronic Global Holdings S.C.A., the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent and issuing bank (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of Medtronic, Inc. filed on November 10, 2014).

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.
(Registrant)

Date: January 26, 2015	By:	/s/ Gary L. Ellis
	Name:	Gary L. Ellis
	Title:	Executive Vice President and Chief Financial Officer